INTEREST-BEARING LOANS AND BORROWINGS	12 Months Ended
Dec. 31, 2025
Disclosure Of Interest-bearing Loans And Borrowings [Abstract]
INTEREST-BEARING LOANS AND BORROWINGS
23.	INTEREST-BEARING LOANS AND BORROWINGS

The carrying value of interest-bearing loans, borrowings and related balances is as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Current liabilities
Exchangeable senior notes	210	210
Senior secured term loan	108,015	-

Total current liabilities	108,225	210

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Non-Current liabilities
Senior secured term loan	-	72,391
Derivative financial liability	3,320	1,658
Contingent liability (Note 29)	-	1,813
Convertible note	16,330	15,401

Total non-current liabilities	19,650	91,263

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Non-Current assets
Derivative financial asset	249	166

Total non-current assets	249	166

Exchangeable senior notes

In January 2022, the Company retired approximately US$99.7 million of the Exchangeable Notes as part of a debt re-financing. This represented approximately 99.7% of the total Exchangeable Notes. Consideration was in cash and an issue of ‘A’ Ordinary shares. The cash paid was US$86.73 million with each holder that was party to the agreement receiving US$0.87 of cash per US$1 nominal value of the Exchangeable Notes. The shares consideration was 1,066,600 ADSs (21,332,000 ‘A’ Ordinary shares) representing the equivalent of US$0.40 of the Company’s ADS (based upon the 5-day trailing VWAP of the ADSs on NASDAQ on December 10, 2021, discounted by 13%) per US$1 nominal value of the Exchangeable Notes, as partial consideration for the exchange of the Exchangeable Notes. The shares consideration is valued at US$6.1 million based on market price on the date of issue.

Exchangeable senior notes (continued)

The Exchangeable Notes were treated as a host debt instrument under IFRS with embedded derivatives attached. The embedded derivatives related to a number of put and call options which were measured at fair value in the consolidated statement of operations. On initial recognition in 2015, the host debt instrument was recognised at the residual value of the total net proceeds of the note issue less fair value of the embedded derivatives. Subsequently, the host debt instrument was measured at amortised cost using the effective interest rate method.

The movement in the exchangeable notes balance was as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Balance at January 1	(210)	(210)

Liability	(210)	(210)

Senior secured term loan

The Company and its subsidiaries entered into a US$81.3 million senior secured term loan credit facility in December 2021 with Perceptive, an investment manager with an expertise in healthcare. The Term Loan was drawn down in January 2022. The Term Loan is secured by a charge over the Group’s assets. The 48-month Term Loan was originally due to expire in January 2026, however this has since been amended to a maturity date of January 2027. The loan accrued interest at an annual rate equal to 11.25% plus the greater of (a) one-month LIBOR (later changed to the Term SOFR Reference Rate effective from October 28, 2022) and (b) one percent per annum, and interest is payable monthly in arrears in cash. In connection with the initial draw down of the Term Loan the Company agreed to issue warrants to Perceptive for 500,000 of the Company’s ADSs.  The per ADS exercise price of the Warrants was US$6.50.

In February 2023, the Company entered into an amended and restated senior secured Term Loan credit facility to allow for an immediate US$5 million increase to the outstanding Term Loan and provide for a US$20 million facility to fund potential acquisitions. In connection with the increased loan facility, 500,000 warrants originally issued under the Term Loan were repriced, with the Warrants having a per ADS exercise price of US$5.36 compared to their initial per ADS exercise price of US$6.50.

On April 27, 2023, the Company closed the sale of our Fitzgerald Industries life sciences supply business, the Company used approximately US$11 million of the proceeds of this sale to repay approximately US$10.1 million of its senior secured debt held by Perceptive plus an approximately US$0.9 million early repayment penalty, which has been recorded as a financial expense in the year ended December 31, 2023. In connection with this transaction, the Company entered an amendment to its senior secured Term Loan credit facility with Perceptive Advisors, which significantly reduced the Company’s minimum revenue covenants under that loan.

In January 2024, as part of the agreement to purchase the Waveform assets, we entered into an amended credit agreement with Perceptive. Under this agreement, an additional US$22 million of funding has been made available to us, with US$12.5 million being used to acquire the Waveform assets. The remaining US$9.5 million was made available for general corporate purposes including for the further development of the CGM and biosensor technologies. The Amended Term Loan also provided for additional liquidity of up to US$6.5 million for general corporate purposes which the Company drew down in April 2024.

Senior secured term loan (continued)

In December 2024, the Company entered into a further amendment to the credit agreement with Perceptive. As part of this amendment, the Company drew down an additional US$2.0 million for general corporate purposes. We also agreed that certain interest payments payable in 2024 and 2025 would be paid-in-kind on the applicable payment date by increasing the outstanding principal amount of the Term Loan. This included the interest payments due for the period from September through December 2024, which were settled through PIK. Additionally, as part of this amendment the Company granted Perceptive new warrants to purchase an additional 1,500,000 ADSs at an exercise price of US$0.80 per ADS, and the exercise price of its existing ADS warrants was also reset to US$0.80 per ADS.

On February 27, 2025, we entered into the fourth amended and restated credit agreement, which provided for an additional US$4.0 million in term loan funding. On May 14th, 2025, we entered into a fifth amendment to the credit agreement, which provided for an additional US$2.0 million in term loan funding, extended the maturity date of the Term Loan to July 27, 2026, and provided that interest payments for the months of April, May, and June 2025 will be paid-in-kind.

On August 7, 2025, we entered into a sixth amendment to the credit agreement, which provided for a further US$2.0 million in funding, extended the maturity date of the Term Loan by a further three months to October 1, 2026, and confirmed that interest payments for the months of July and August 2025 would be paid-in-kind. Additional warrants were also provided that allow an additional 750,000 ADSs to be purchased at $0.86 per ADS.

On October 16, 2025, the Company entered into an amendment to the sixth amendment to the credit agreement, which provided for a further US$2.0 million in funding, and confirmed that interest payments for the months of September and October 2025 would be paid-in-kind.

On 22 December 2025, the Group entered a further amendment of its senior secured term loan facility with Perceptive. The terms of the amendment were assessed under IFRS 9 and determined to result in a substantial modification of the existing financial liability. Accordingly, the original term loan, with a carrying amount of US$93.3 million immediately prior to the amendment, was derecognised, together with the associated embedded derivative balances. The derecognition gave rise to a loss recognised in finance expense in the consolidated statement of operations for the year, including a loss on extinguishment of US$10.0 million representing the difference between the carrying amount of the extinguished facility and the fair value of the new facility recognised. Further, the amendment extended the maturity date of the Term Loan to January 15, 2027.

Following derecognition, the amended facility was recognised as a new financial liability at its fair value on the amendment date. The new term loan was recognised at an initial amortised cost of US$106.9 million representing the replacement of the existing facility of US$101.9 million, together with an additional US$5.0 million drawdown. In accordance with IFRS 9, embedded call option and conversion option features were separately recognised as derivative financial assets and liabilities on initial recognition. The movements in both the extinguished liability and the newly recognised loan are presented in the loan movement table below.

In connection with the December 22, 2025 amendment, we issued a senior convertible note evidencing the Term Loans outstanding under the Credit Agreement at the time.  Up to US$60.0 million of the aggregate principal amount of the Convertible Note with Perceptive is convertible at the holder’s election into ADSs, at a conversion price of 97% of the VWAP of the ADSs at the time of each such conversion, subject to a floor price of US$1.03 (the “Conversion Price”) and a beneficial ownership cap. The Convertible Note restricts the conversion thereof to the extent that, upon such conversion, the number of the Company’s ordinary shares then beneficially owned by the holder and its “Attribution Parties” (as defined in the Convertible Note), including its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group,” would exceed 9.9% of the total number of ordinary shares then outstanding (the “Perceptive Beneficial Ownership Cap”). As part of the December 22, 2025 amendment, the parties also addressed two separate contingent consideration obligations arising in connection with the Waveform acquisition.

In connection with the December 22, 2025 amendment, TRIB Biosensors Inc. (“TRIB B”) Perceptive Credit Holdings II, L.P entered into a conversion rights agreement with Perceptive Credit Holdings II, L.P. (the “Conversion Rights Agreement”), pursuant to which we and Perceptive agreed to permit a US$5.0 million payment obligation of TRIB B owed to Perceptive in connection with the Waveform acquisition (the “Milestone Payment Obligation”) to be satisfied, at Perceptive’s election, by converting that obligation (in whole or in part) into our ADSs at the Conversion Price, as defined above, at the time of each such conversion. This payment obligation of US$5.0 million is included within ‘Accruals and other liabilities’ as at December 31, 2025 (US$5.0 million included in ‘Contingent consideration’ as at December 31, 2024), see Note 21.

The Conversion Rights Agreement also provided for the termination of TRIB B’s contingent payment obligation in connection with the Waveform acquisition of up to US$15.0 million in exchange for TRIB B’s agreement to pay US$7.5 million to Perceptive, and the parties’ agreement to permit that obligation to be satisfied (in whole or in part), at Perceptive’s election, by converting such obligation into ADSs at the Conversion Price at the time of each conversion. Perceptive’s ability to convert obligations under the Conversion Rights Agreement is also subject to the Perceptive Beneficial Ownership Cap. This obligation had a fair value of nil immediately prior to the amendment and was replaced with a fixed settlement amount of US$7.5 million. The US$7.5 million amount was incorporated into the revised term loan balance recognised upon derecognition of the old loan and recognition of a new loan under IFRS 9.

Senior secured term loan (continued)

The movement in the Term Loan was as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Balance at January 1	(72,391)	(40,109)
Drawdowns under old loan (pre‑extinguishment)	(10,000)	(30,500)
Loan drawdown costs (pre‑extinguishment)	339	325
Payment-in-kind (PIK) Interest	(11,399)	(3,291)
Accretion interest (Note 6)	(2,646)	(2,355)
Non-cash loan modification gain	1,706	3,567
Extinguishment of old loan (IFRS 9 derecognition)	93,323	-
Initial recognition of new term loan	(101,947)	-
Loan drawdown under new term loan	(5,000)
Derivative financial asset at date of drawdown	-	(28)

Balance at December 31	(108,015)	(72,391)

Drawdowns under old loan (pre‑extinguishment) represent additional funding advanced under the existing credit agreement prior to the amendment on December 22, 2025, including incremental funding made available through amendments to the facility during the year. As these drawdowns occurred before the amendment date, they form part of the carrying amount of the original financial liability that was derecognised.

Loan drawdown costs (pre‑extinguishment) comprise incremental transaction costs directly attributable to obtaining additional funding under the existing term loan facility. These costs were capitalised and amortised as part of the effective interest rate of the original facility until derecognition.

Payment‑in‑kind (“PIK”) interest relates to interest amounts contractually permitted to be settled by capitalising the interest and increasing the outstanding principal balance of the term loan instead of being settled in cash. These amounts increased the carrying value of the loan in accordance with IFRS 9.

Accretion interest represents the non‑cash unwinding of the discount on the term loan recognised through the effective interest rate method, reflecting the time value of money and the amortisation of transaction costs and fair value adjustments embedded in the loan.

In Q1 2024, the Company negotiated a 2.5% reduction in the  interest rate on its term loan facility, lowering the rate from 11.25% to 8.75% In accordance with IFRS 9, this amendment was treated as a non‑substantial modification of the financial liability. As a result, the carrying amount of the loan was remeasured using the original effective interest rate (EIR), and a non‑cash gain of US$3.6 million was recognised in finance income. This gain reflects the difference between the previous carrying amount of the loan and the present value of the modified contractual cash flows, discounted at the original EIR, and is presented in the consolidated statement of operations as a “Non‑cash loan modification gain.” The reduced base interest rate of 8.75% remained in effect throughout 2025. During the year, further non‑substantial amendments were executed, primarily relating to extensions of the loan maturity date. These amendments altered the timing of contractual cash flows and, when remeasured in accordance with IFRS 9 using the original EIR, resulted in an additional non‑cash loan modification gain of US$1.7 million recognised in finance income.

Extinguishment of old loan (IFRS 9 derecognition) reflects the derecognition of the original term loan, with a carrying amount of US$93.3 million immediately prior to the amendment on December 22, 2025, following the conclusion that the amended terms represented a substantial modification under IFRS 9.

Covenant compliance and waivers under the senior secured term loan

Subsequent to December 31, 2025, the Company received a waiver from Perceptive in respect of a compliance breach of the minimum revenue covenant for the twelve‑month period ended December 31, 2025. The covenant breach primarily reflected timing‑related variability in HIV revenues, including the timing of the scale‑up of the Group’s outsourced and offshored manufacturing model. These factors affected the timing of shipments and revenue recognition between reporting periods, rather than indicating a deterioration in underlying demand. Although this waiver was granted subsequent to the reporting date, the Company was not in compliance with this covenant as at December 31, 2025.

In addition, subsequent to year‑end the Company obtained waivers of the minimum revenue covenant applicable to quarterly measurement periods through July 1, 2026. The Company also received waivers in respect of the minimum liquidity covenant for the measurement periods ended March 31, 2026 and April 30, 2026. The scheduled increase in the minimum liquidity threshold was also deferred until July 1, 2026. Each of these waivers and the liquidity covenant deferral relates to covenant measurement periods occurring after December 31, 2025.

Notwithstanding the waivers obtained subsequent to the reporting period, the senior secured term loan is classified as a current liability in the consolidated statement of financial position as at December 31, 2025. In accordance with IAS 1.69(d) and IAS 1.74, when a covenant breach exists at the reporting date and a waiver is obtained only after that date, the entity does not have an unconditional right to defer settlement of the liability for at least twelve months as at the reporting date.

The waivers described above do not amend the contractual maturity of the Company’s senior secured term loan, which remains January 15, 2027.

Post - balance sheet amendment to senior secured term loan and Convertible Note agreement

On April 30, 2026, the Group entered into a third amendment to its Credit Agreement with Perceptive and a related amendment and restatement of the Senior Convertible Note. The amendment to the Credit Agreement provided for, among other things, an additional US$2.5 million term loan borrowing, the payment of certain interest through April 2026 as PIK interest, and a limited waiver of certain financial covenants. In connection with these amendments, the aggregate principal amount of indebtedness subject to conversion was increased from US$60.0 million to US$72.5 million. Under the amended and restated Senior Convertible Note, up to US$72.5 million of the aggregate principal amount of the Convertible Note is convertible, at the holder’s election, into ADSs, at a conversion price of 97% of the VWAP of the ADSs at the time of each such conversion, subject to the minimum conversion price of $0.5061 (equal to 75% of the 30 day VWAP of the Company’s ADSs for the period ended April 22, 2026). This amended conversion price also applies to amounts convertible pursuant to the Conversion Rights Agreement. All conversions remain subject to the beneficial ownership limitations and other terms and conditions set out in the relevant agreements.

Derivative financial asset and financial liability

The movement in the derivative financial asset in the year was as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Balance at January 1	166	178
Derivative financial asset at date of drawdown	-	28
Fair value adjustments in the period (old derivative)	(166)	(40)
Initial recognition of new derivative asset (call option)	249	-

Non-current asset at December 31	249	166

As part of the amendment to the senior secured term loan on December 22, 2025, the Group identified a new embedded call option that meets the definition of a derivative under IFRS 9. In line with the derecognition of the original term loan on the amendment date, the embedded derivatives associated with the previous facility were also derecognised. A new call option embedded in the amended loan was recognised at fair value on initial recognition and is subsequently measured at fair value through profit or loss. The carrying value of this derivative financial asset at December 31, 2025 was US$0.25 million (2024: US$0.2 million).

The movement in the derivative financial liability in the year was as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Balance at January 1	(1,658)	(526)
Derivative financial liability at date of drawdown	-	(1,066)
Fair value adjustments in the period	(179)	(66)
Recognition of new derivative liabilities (conversion options)	(1,483)	-

Non-current liability at December 31	(3,320)	(1,658)

Under the amended loan arrangements, the Group identified embedded conversion features that are not closely related to the economic characteristics and risks of the host instruments. Accordingly, these features were separated from their host contracts and recognised as derivative financial liabilities at fair value on initial recognition. During the year, new embedded conversion options with a fair value of US$1.5 million were recognised. The Group’s total derivative financial liabilities, including previously recognised instruments and fair value movements, amounted to US$3.3 million at December 31, 2025 (2024: US$1.7 million).

All derivative financial instruments are remeasured at each reporting date, with gains or losses arising from changes in fair value recognised in finance income or finance expense in the consolidated statement of operations.

7-year convertible note

In connection with MiCo’s investment in 2022, we issued MiCo a seven-year, unsecured junior convertible note of US$20.0 million, The convertible note has an interest rate of 1.5% and interest is payable quarterly. The convertible note mandatorily converts into ADSs if the volume weighted average price of  our ADSs is at or above US$16.20 for any five consecutive NASDAQ trading days. Based on public filings, we understand that on December 2, 2025, MiCo was acquired by AI n M  net Limited because of a share purchase agreement with Dayli Trinity Holdings Limited.

The convertible loan note is accounted for as a compound financial instrument containing both an equity and liability element. The debt component is accounted for at amortised cost in accordance with IFRS 9. At December 31, 2025, the carrying value of the convertible note’s debt component was US$16.3 million (2024: US$15.4 million) and accretion interest of US$0.9 million (2024: US$0.9 million) has been recognised as a financial expense in the year. The equity component of the convertible note is US$6.7 million and has been recorded in the equity section of the statement of financial position as Equity component of convertible note. There is no remeasurement of the equity element following initial recognition.

The movement in the 7-year convertible note in the year was as follows:

	December 31, 2025	December 31, 2024
	US$‘000	US$‘000
Balance at January 1	(15,401)	(14,542)
Accretion interest	(929)	(859)

Non-current liability at December 31	(16,330)	(15,401)